UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2017

Landmark Infrastructure Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36735	61-1742322
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

2141 Rosecrans Avenue, Suite 2100

El Segundo, CA 90245

(Address of principal executive office) (Zip Code)

(310) 598-3173

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

On December 28, 2017, Landmark Infrastructure Asset OpCo II LLC, a Delaware limited liability company (“OpCo II”), Landmark Infrastructure Inc., a Delaware corporation (“Landmark REIT”), Landmark Infrastructure Operating Company LLC, a Delaware limited liability company (“OpCo” and together with OpCo II and Landmark REIT, collectively, the “Borrowers”), and wholly owned subsidiaries of Landmark Infrastructure Partners LP, a Delaware limited partnership (the “Partnership”), exercised its option to increase the available commitments under its Second Amended and Restated Credit Agreement, dated as of July 31, 2017, by and among the Borrowers, the Partnership, SunTrust Bank, as administrative agent (the “Agent”), and the lenders party thereto, and entered into that certain Increase Joinder (the “Joinder Agreement”) by and among the Borrowers, the Agent and certain lenders party thereto. Pursuant to the Joinder Agreement, the Borrowers received additional commitments of $23 million on the $367 million senior secured revolving credit facility, resulting in aggregate commitments of $390 million after giving effect to the Joinder Agreement.

The foregoing description of the Joinder Agreement is qualified in its entirety by reference to the full text of the Joinder Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Joinder Agreement provided under Item 1.01 is incorporated in this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
10.1

Increase Joinder, dated as of December 28, 2017, by and among Landmark Infrastructure Asset OpCo II LLC, Landmark Infrastructure Inc., Landmark Infrastructure Operating Company LLC, as Borrowers, Landmark Infrastructure Partners LP, SunTrust Bank, as administrative agent, and the lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Landmark Infrastructure Partners LP

	By:	Landmark Infrastructure Partners GP LLC,
its general partner

Dated: January 2, 2018	By:	/s/ George P. Doyle
	Name:	George P. Doyle
	Title:	Chief Financial Officer and Treasurer